EXHIBIT 24.1

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Herbert A. Allen
                                        ------------------------
                                        HERBERT A. ALLEN
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                                /s/ Ronald W. Allen
                                                ------------------------
                                                RONALD W. ALLEN
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February,
2002.




                                        /s/ Cathleen P. Black
                                        -----------------------------
                                        CATHLEEN P. BLACK
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.





                                        /s/ Warren E. Buffett
                                        ------------------------------
                                        WARREN E. BUFFETT
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Douglas N. Daft
                                        ----------------------------
                                        DOUGLAS N. DAFT
                                        Chairman of the Board,
                                        Chief Executive  Officer and Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Susan B. King
                                        ----------------------------
                                        SUSAN B. KING
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Donald F. McHenry
                                        -----------------------------
                                        DONALD F. MCHENRY
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Sam Nunn
                                        ---------------------------
                                        SAM NUNN
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Paul F. Oreffice
                                        -----------------------------
                                        PAUL F. OREFFICE
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ James D. Robinson III
                                        -----------------------------
                                        JAMES D. ROBINSON III
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Peter V. Ueberroth
                                        -----------------------------
                                        PETER V. UEBERROTH
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ James B. Williams
                                        -----------------------------
                                        JAMES B. WILLIAMS
                                        Director
                                        The Coca-Cola Company



                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.




                                        /s/ Gary P. Fayard
                                        ----------------------------
                                        GARY P. FAYARD
                                        Senior Vice President and
                                        Chief Financial Officer
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS
N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Chief Counsel, Transactions and Securities and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 3,000,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of February, 2002.



                                        /s/ Connie D. McDaniel
                                        -----------------------------
                                        CONNIE D. MCDANIEL
                                        Vice President and Controller
                                        The Coca-Cola Company